EXHIBIT 99.2EXHIBIT 99.2EXHIBIT 99. Downey Care Center (Downey, CA) EXHIBIT 99.2EXHIBIT 9.2 Broadmo r Medical Lodge (Rockwall, TX) EXHIBIT 99.2

2 Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the COVID-19 pandemic and the measures taken to prevent its spread and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter and year ended December 31, 2020 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

Table of Contents

Company Profile	3
CareTrust at a Glance	4
Investments	5
Portfolio Overview	
Top 10 Tenants Lease Coverage	6
Portfolio Performance	7
Rent Diversification by Tenant	8
Geographic Diversification	9
Rent Diversification by State	10
Lease Maturities	11
Tenant Purchase Options	12
Financial Overview	
Consolidated Income Statements	14
Reconciliation of EBITDA, FFO and FAD	15
Consolidated Balance Sheets	17
Key Debt Metrics	18
Debt Summary	19
2021 Guidance	20
Equity Capital Transactions	21
Other Financial Highlights	22
Glossary	24

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of February 10, 2021, CareTrust REIT has expanded its tenant roster to 22 operators, and has grown its real estate portfolio to 217 net-leased healthcare properties across 28 states, consisting of 22,376 operating beds/units.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
President and Chief Operating Officer

Mark Lamb
Chief Investment Officer

Board of Directors

Greg Stapley, Chairman | **Diana Laing** | **Jon Kline** | **Allen Barbieri** | **Spencer Plumb**

Analyst Coverage

KeyBanc Capital Markets
Jordan Sadler | (917) 318-2280

Raymond James
Jonathan Hughes | (727) 567-2438

Wells Fargo Securities
Todd Stender | (562) 637-1371

RBC Capital Markets
Michael Carroll | (440) 715-2649

Mizuho Financial Group
Omotayo Okusanya | (646) 949-9672

BMO Capital Markets
John Kim | (212) 885-4115

CapitalOne Securities
Dan Bernstein | (571) 835-7202

Barclays
Steve Valiquette | (212) 526-5496

Berenberg
Connor Siversky | (646) 949-9037

3

Expertise. Partnership. Growth.

4 Note: Amounts are as of December 31, 2020 and exclude our one mezzanine loan receivable. Additionally, excludes one property held for sale as of December 31, 2020 that was sold in February 2021. Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (positive) Senior Unsecured Notes: B1 22,376 Operating Beds/Units 217 Properties 22 Operators 28 States $1,786.7 M Investments CareTrust REIT, Inc. Nasdaq: CTRE Market Data (as of December 31, 2020) Closing Price: $22.18 52 Week Range: $23.83– $7.16 Market Cap: $2,123M Enterprise Value: $2,654M Outstanding Shares: 95.7M Credit Ratings S&P Corp rate Rating: BB- ( table) Senior Unsecured Notes: BB Moody’s Corp rate Rating: Ba2 (negative) Senior Unsecured Notes: Ba2 4

5 Investments Notes: [1] Initial Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Initial Investment for post-spin properties represents CareTrust REIT’s purchase price and transaction costs. [2] Initial Operating Beds/Units as of the acquisition date. [3] Initial Rent represents the annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mezzanine loans. Initial Rent excludes ground lease income. [4] Initial Yield represents Initial Rent divided by Initial Investment. [5] All amounts, except as otherwise indicated, include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable. (dollars in thousands)Date Operator Property Type Location Facilities Initial Investment[1] Initial Operating Beds/Units [2] Initial Rent [3] Initial Yield[4] 6/1/2014 The Ensign Group ALF, SNF, Campus Various 94 $ 501,673 10,053 $ 56,000 N/A 2014 Investments 6 33,609 157 3,076 9.2% 2015 Investments 20 233,028 1,840 22,263 9.6% 2016 Investments 35 288,023 2,800 26,084 9.1% 2017 Investments 36 309,805 3,324 28,000 9.0% 2018 Investments 12 111,950 1,103 9,955 8.9% 2019 Investments 27 340,884 3,348 30,168 8.8% 01/17/2020 Cascadia Healthcare SNF ID 1 18,675 99 1,669 8.9% 02/12/2020 Bayshire, LLC ALF UT 1 7,396 62 590 8.0% 09/01/2020 Eduro Healthcare, LLC SNF MT 2 16,620 150 1,550 9.3% 11/17/2020 The Ensign Group 3 SNF, 1 Campus TX 4 47,576 650 3,789 8.0% 11/30/2020 Next Healthcare Mezzanine Loan VA 9 15,000 N/A 1,800 12.0% 2020 Investments 17 105,267 961 9,398 8.9 % Total Post Spin-off Investments[5] 153 1,422,566 13,533 128,944 9.1 % Total Investments[5] 247 $ 1,924,239 23,586 $ 184,944

Top 10 Tenants Lease Coverage

	Twelve Months Ended March 31, 2020		Six Months Ended September 30, 2020		Twelve Months Ended September 30, 2020		Six Months Ended September 30, 2020		Twelve Months Ended September 30, 2020	
	Pre COVID-19		Excludes Use of HHS Funds[3]				Includes Amortized HHS Funds[4]			
	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]	EBITDAR Coverage[1]	EBITDARM Coverage[1]
1 The Ensign Group[2]	3.03x	3.81x	3.72x	4.54x	3.49x	4.30x	3.72x	4.54x	3.49x	4.30x
2 Priority Management Group	1.50x	1.81x	1.65x	1.98x	1.62x	1.95x	1.99x	2.37x	1.79x	2.14x
3 Cascadia Healthcare	1.59x	2.07x	1.07x	1.52x	1.30x	1.76x	1.59x	2.07x	1.57x	2.05x
4 Providence Group	1.03x	1.45x	1.03x	1.51x	0.98x	1.44x	1.46x	1.98x	1.19x	1.67x
5 Eduro Healthcare, LLC	1.19x	1.66x	1.52x	2.00x	1.39x	1.88x	1.89x	2.40x	1.59x	2.08x
6 The Pennant Group[2]	1.33x	1.55x	1.22x	1.44x	1.28x	1.51x	1.22x	1.44x	1.28x	1.51x
7 Covenant Care	1.50x	2.07x	1.34x	1.90x	1.45x	2.01x	1.87x	2.42x	1.71x	2.28x
8 Noble Senior Services[2]	0.87x	1.14x	0.90x	1.18x	0.88x	1.16x	0.90x	1.18x	0.88x	1.16x
9 Premier Senior Living[2]	0.68x	0.82x	0.68x	0.81x	0.62x	0.75x	0.68x	0.81x	0.62x	0.75x
10 WLC Management	2.15x	2.59x	2.23x	2.69x	2.11x	2.56x	2.95x	3.43x	2.47x	2.93x
Total Top 10 Tenants	**2.04x**	**2.57x**	**2.27x**	**2.82x**	**2.19x**	**2.74x**	**2.48x**	**3.04x**	**2.30x**	**2.85x**
All Other Tenants	**1.06x**	**1.53x**	**0.98x**	**1.45x**	**1.06x**	**1.53x**	**1.50x**	**2.00x**	**1.33x**	**1.81x**
Total	**1.90x**	**2.42x**	**2.07x**	**2.60x**	**2.02x**	**2.55x**	**2.33x**	**2.88x**	**2.15x**	**2.69x**

Notes:

[1] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. EBITDAR reflects the application of a standard 5% management fee. All amounts exclude our one operated seniors housing property owned as of September 30, 2020.

[2] Ensign and Pennant have announced that they have returned, and/or intend to return, all provider relief funds issued to them by the U.S. Department of Health and Human Services ("HHS") pursuant to the CARES Act in connection with the COVID-19 pandemenic ("HHS Relief Funds"). Noble and Premier, seniors housing operators, received no HHS Relief Funds to date.

[3] Coverage metrics in this section exclude all HHS Relief Funds received and retained to date, if any.

[4] Coverage metrics in this section include all known HHS Relief Funds received and retained as of February 1, 2021, if any, and amortizes the retained HHS Relief Funds ratably over the 15-month period (April 2020 - June 2021) coinciding with HHS' currently-stated deadline of June 30, 2021 for using the HHS Relief Funds for allowable purposes. The calculations further assume that (i) none of the HHS Relief Funds retained to date will be returned to HHS, and (ii) no additional HHS Relief Funds will be distributed to providers in the future.

See "Glossary" for additional information.

6

Expertise. Partnership. Growth.

Portfolio Performance

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [2]	% of Total Rent	Current Yield [3]
			As of December 31, 2020				
Skilled Nursing	156	16,148	$1,292,812	72.4%	$127,305	73.4%	9.8%
Multi-Service Campus	20	2,923	248,740	13.9%	21,200	12.2%	8.5%
Seniors Housing	41	3,305	245,118	13.7%	24,926	14.4%	10.2%
Total Net-Leased Assets [4]	217	22,376	$1,786,670	100.0%	$173,431	100.0%	9.7%

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [5]	% of Total Rent	Current Yield [3]
			As of September 30, 2020				
Skilled Nursing	154	15,733	$1,259,279	72.2%	$123,897	73.0%	9.8%
Multi-Service Campus	19	2,741	241,363	13.8%	20,482	12.1%	8.5%
Seniors Housing	41	3,305	243,757	14.0%	25,352	14.9%	10.4%
Total Net-Leased Assets [6]	214	21,779	$1,744,399	100.0%	$169,731	100.0%	9.7%

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [7]	% of Total Rent	Current Yield [3]
			As of December 31, 2019				
Skilled Nursing	152	15,782	$1,218,374	72.1%	$118,644	72.7%	9.7%
Multi-Service Campus	18	2,460	237,191	14.0%	19,992	12.3%	8.4%
Seniors Housing	40	3,241	235,335	13.9%	24,517	15.0%	10.4%
Total Net-Leased Assets [8]	210	21,483	$1,690,900	100.0%	$163,153	100.0%	9.6%

Notes:

[1] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents December 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2020, the new contractual cash rent is used.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our one mezzanine loan receivable and one property classified as held for sale as of December 31, 2020 that was sold in February 2021.

[5] Rent represents September 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2020, the new contractual cash rent is used.

[6] All amounts exclude our one operated seniors housing property. The independent living facility was sold to a third party on November 1, 2020.

[7] Rent represents December 2019 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2019, the new contractual cash rent is used.

[8] All amounts exclude our one operated seniors housing property, one preferred equity investment and two mortgage loans receivable. Additionally, amounts exclude properties classified as held for sale as of December 31, 2019.

See "Glossary" for additional information.

7

Expertise. Partnership. Growth.

Rent Diversification by Tenant

(dollars in thousands)

	As of December 31, 2020[1]								
	Facilities	Operating Beds/Units		Investment[2]	% of Total Investment		Rent[3]	% of Total Rent
1 The Ensign Group	89	9,546	$	498,702	27.9 %	$	57,195	33.0 %
2 Priority Management Group	15	2,145		300,004	16.8 %		27,925	16.1 %
3 Cascadia Healthcare	13	1,112		122,765	6.9 %		11,608	6.7 %
4 Providence Group	8	1,067		127,759	7.2 %		10,166	5.9 %
5 Eduro Healthcare, LLC	8	912		87,380	4.9 %		8,154	4.7 %
Total Top 5 Tenants	**133**	**14,782**	**$**	**1,136,610**	**63.7 %**	**$**	**115,048**	**66.4 %**
6 The Pennant Group	11	1,193		57,165	3.2 %		7,837	4.5 %
7 Covenant Care	6	790		69,828	3.9 %		6,719	3.9 %
8 Noble Senior Services	12	1,075		46,181	2.6 %		6,439	3.7 %
9 Premier Senior Living	8	385		68,573	3.8 %		6,382	3.7 %
10 WLC Management	8	772		46,363	2.6 %		4,833	2.8 %
Total Top 10 Tenants	**178**	**18,997**	**$**	**1,424,720**	**79.8 %**	**$**	**147,258**	**85.0 %**
All Other Tenants	**39**	**3,379**	**$**	**361,950**	**20.2 %**	**$**	**26,173**	**15.0 %**
Total	**217**	**22,376**	**$**	**1,786,670**	**100.0 %**	**$**	**173,431**	**100.0 %**

Notes:

[1] All amounts exclude our one mezzanine loan receivable and one property classified as held for sale as of December 31, 2020 that was sold in February 2021.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents December 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2020, the new contractual cash rent is used.

8

Expertise. Partnership. Growth.

TX 23.3% CA 17.7% ID 6.5% AZ 6.0% LA 5.2% Others 41.3% 9 1 SNF 1 ALF 1 ALF Top Five States TX 21.0% CA 20.7% LA 9.4% ID 7.9% AZ 7.2% Others 33.8% TX 20.3% CA 18.3% LA 10.0% ID 7.7% AZ 3.4% Others 40.3% R u n -R at e R en t In ve st m en t B ed s/ U n it s

Rent Diversification by State

(dollars in thousands)

Net-Leased Assets by State	Facilities	Operating Beds/Units	Investment[2]	% of Total Investment	Rent[3]	% of Total Rent
	As of December 31, 2020[1]					
1 Texas	41	5,207	$ 363,317	20.3 %	$ 36,436	21.0 %
2 California	34	3,965	326,937	18.3 %	35,902	20.7 %
3 Louisiana	8	1,164	178,407	10.0 %	16,233	9.4 %
4 Idaho	17	1,457	138,089	7.7 %	13,658	7.9 %
5 Arizona	11	1,352	60,753	3.4 %	12,470	7.2 %
Top 5 States	**111**	**13,145**	**$ 1,067,503**	**59.7 %**	**$ 114,699**	**66.2 %**
6 Ohio	13	1,284	156,408	8.8 %	8,095	4.7 %
7 Utah	13	1,392	85,071	4.8 %	7,342	4.2 %
8 Colorado	7	785	60,435	3.4 %	5,568	3.2 %
9 Washington	11	992	54,218	3.0 %	4,929	2.8 %
10 Iowa	15	984	53,488	3.0 %	4,864	2.8 %
Top 10 States	**170**	**18,582**	**$ 1,477,123**	**82.7 %**	**$ 145,497**	**83.9 %**
All Other States	**47**	**3,794**	**$ 309,547**	**17.3 %**	**$ 27,934**	**16.1 %**
Total	**217**	**22,376**	**$ 1,786,670**	**100.0 %**	**$ 173,431**	**100.0 %**

Notes:

[1] All amounts exclude our one mezzanine loan receivable and one property held for sale as of December 31, 2020 that was sold in February 2021.

[2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents December 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2020, the new contractual cash rent is used.

10

Expertise. Partnership. Growth.

Lease Maturities

(dollars in thousands)

As of December 31, 2020[1]

Lease Maturity Year[2]		Investment[3]	% of Total Investment		Rent[4]	% of Total Rent
2026		58,157	3.3 %		5,241	3.0 %
2027		46,801	2.6 %		4,897	2.8 %
2028		68,193	3.8 %		7,573	4.4 %
2029		114,040	6.4 %		8,624	5.0 %
2030		207,160	11.6 %		18,925	10.9 %
2031		558,768	31.3 %		53,356	30.8 %
2032		200,931	11.2 %		19,495	11.2 %
2033		214,247	12.0 %		23,147	13.3 %
2034		318,373	17.8 %		32,173	18.6 %
Total	**$**	**1,786,670**	**100.0 %**	**$**	**173,431**	**100.0 %**

Notes:

[1] All amounts exclude our one mezzanine loan receivable and one property held for sale as of December 31, 2020 that was sold in February 2021.

[2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any.

[3] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[4] Rent represents December 2020 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2020, the new contractual cash rent is used.


% of Rent
3.0%
2.8%
4.4%
5.0%
10.9%
30.8%
11.2%
13.3%
18.6%
2026
2027
2028
2029
2030
2031
2032
2033
2034
Lease Maturity Year

11

Expertise. Partnership. Growth.

Tenant Purchase Options (dollars in thousands) As of December 31, 2020[1] Asset Type Properties Lease Expiration 1st Option Open Year Option Type Current Cash Rent % of Total[1] ALF 7 October 2034 1/1/2021 A $ 3,207 1.85 % SNF 11 January 2031 1/1/2022 C $ 4,800 2.77 % SNF 1 March 2030 4/1/2022 B / C[2] $ 766 0.44 % SNF / Campus 2 October 2032 1/1/2023 B $ 959 0.55 % SNF 4 November 2034 12/1/2024 B $ 3,789 2.18 % ALF 2 October 2034 1/1/2026 A $ 1,559 0.90% 8.69 % Option Type: A - Fixed base price plus a specified share on any appreciation B - Fixed base price C - Fixed capitalization rate on lease revenue Notes: [1] Based on annualized cash revenue for contracts in place at December 31, 2020 [2] Purchase option reflects two option types 12

13 Las Colinas (Ontario, CA)

14 Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended December 31, Twelve Months Ended December 31, 2020 2019 2020 2019 Revenues: Rental income $ 43,605 $ 41,620 $ 173,612 $ 155,667 Independent living facilities 203 713 2,077 3,389 Interest and other income 329 1,895 2,643 4,345 Total revenues 44,137 44,228 178,332 163,401 Expenses: Depreciation and amortization 13,275 13,063 52,760 51,822 Interest expense 5,579 6,916 23,661 28,125 Property taxes 657 741 2,836 3,048 Independent living facilities 209 666 1,869 2,898 Impairment of real estate investments — — — 16,692 Provision for loan losses — — — 1,076 General and administrative 3,381 3,740 16,302 15,158 Total expenses 23,101 25,126 97,428 118,819 Other (loss) income: Gain (loss) on sale of real estate 19 1,560 (37) 1,777 Net income $ 21,055 $ 20,662 $ 80,867 $ 46,359 Earnings per common share: Basic $ 0.22 $ 0.22 $ 0.85 $ 0.49 Diluted $ 0.22 $ 0.22 $ 0.85 $ 0.49 Weighted-average number of common shares: Basic 95,215 95,103 95,200 93,088 Diluted 95,244 95,144 95,207 93,098 Dividends declared per common share $ 0.25 $ 0.225 $ 1.00 $ 0.90

Reconciliation of EBITDA, FFO and FAD 15 (amounts in thousands, except per share data) Quarter Ended December 31, 2019 Quarter Ended March 31, 2020 Quarter Ended June 30, 2020 Quarter Ended September 30, 2020 Quarter Ended December 31, 2020 Net income $ 20,662 $ 19,325 $ 18,935 $ 21,552 $ 21,055 Depreciation and amortization 13,063 13,160 13,239 13,086 13,275 Interest expense 6,916 6,714 5,849 5,519 5,579 Amortization of stock-based compensation 982 884 963 972 971 EBITDA 41,623 40,083 38,986 41,129 40,880 Provision for doubtful accounts and lease restructuring 464 — — — — Recovery of previously reversed rent — — — (1,047) — Lease termination revenue — — — (1,106) (73) Property operating expenses (84) (217) (31) — — (Gain) loss on sale of real estate (1,560) 56 — — (19) Normalized EBITDA $ 40,443 $ 39,922 $ 38,955 $ 38,976 $ 40,788 Net income $ 20,662 $ 19,325 $ 18,935 $ 21,552 $ 21,055 Real estate related depreciation and amortization 13,046 13,144 13,223 13,078 13,268 (Gain) loss on sale of real estate (1,560) 56 — — (19) Funds from Operations (FFO) 32,148 32,525 32,158 34,630 34,304 Provision for doubtful accounts and lease restructuring 464 — — — — Recovery of previously reversed rent — — — (1,047) — Lease termination revenue — — — (1,106) (73) Property operating expenses (84) (217) (31) — — Normalized FFO $ 32,528 $ 32,308 $ 32,127 $ 32,477 $ 34,231 See Glossary for additional information.

Reconciliation of EBITDA, FFO and FAD

(continued)

(amounts in thousands, except per share data)	Quarter Ended December 31, 2019	Quarter Ended March 31, 2020	Quarter Ended June 30, 2020	Quarter Ended September 30, 2020	Quarter Ended December 31, 2020
Net income	$ 20,662	$ 19,325	$ 18,935	$ 21,552	$ 21,055
Real estate related depreciation and amortization	13,046	13,144	13,223	13,078	13,268
Amortization of deferred financing fees	487	487	488	487	488
Amortization of stock-based compensation	982	884	963	972	971
Straight-line rental income	98	(26)	(22)	(17)	(12)
(Gain) loss on sale of real estate	(1,560)	56	—	—	(19)
Funds Available for Distribution (FAD)	33,715	33,870	33,587	36,072	35,751
Provision for doubtful accounts and lease restructuring	464	—	—	—	—
Recovery of previously reversed rent	—	—	—	(1,047)	—
Lease termination revenue	—	—	—	(1,106)	(73)
Property operating expenses	(84)	(217)	(31)	—	—
Normalized FAD	$ 34,095	$ 33,653	$ 33,556	$ 33,919	$ 35,678
FFO per share	$ 0.34	$ 0.34	$ 0.34	$ 0.36	$ 0.36
Normalized FFO per share	$ 0.34	$ 0.34	$ 0.34	$ 0.34	$ 0.36
FAD per share	$ 0.35	$ 0.36	$ 0.35	$ 0.38	$ 0.37
Normalized FAD per share	$ 0.36	$ 0.35	$ 0.35	$ 0.36	$ 0.37
Diluted weighted average shares outstanding [1]	95,340	95,306	95,295	95,353	95,429

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. *See Glossary for additional information.*

16

Expertise. Partnership. Growth.

Consolidated Balance Sheets 17 (dollars in thousands) December 31, 2020 December 31, 2019 Assets: Real estate investments, net $ 1,448,099 $ 1,414,200 Other real estate investments, net 15,000 33,300 Assets held for sale, net 7,226 34,590 Cash and cash equivalents 18,919 20,327 Accounts and other receivables, net 1,823 2,571 Prepaid expenses and other assets, net 10,450 10,850 Deferred financing costs, net 2,042 3,023 Total assets $ 1,503,559 $ 1,518,861 Liabilities and Equity: Senior unsecured notes payable, net $ 296,669 $ 295,911 Senior unsecured term loan, net 198,925 198,713 Unsecured revolving credit facility 50,000 60,000 Accounts payable and accrued liabilities 19,572 14,962 Dividends payable 24,251 21,684 Total liabilities 589,417 591,270 Equity: Common stock 952 951 Additional paid-in capital 1,164,402 1,162,990 Cumulative distributions in excess of earnings (251,212) (236,350) Total equity 914,142 927,591 Total liabilities and equity $ 1,503,559 $ 1,518,861

18 Key Debt Metrics [1] Net Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented. [3] Net Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. Net Debt to Normalized EBITDA [1][2] Net Debt to Enterprise Value [3] 4.1 3.5 3.3 3.3 3.3 3.4 3.3 3.5 3.2 3.1 3.3 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 28.8% 24.2% 22.3% 18.1% 19.1% 19.9% 21.2% 28.0% 23.1% 22.0% 20.0% 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20

19 Debt Summary Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%. [2] Funds can be borrowed at applicable LIBOR plus 1.10% to 1.55% or the Base Rate (as defined) plus 0.10% to 0.55%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Year P ri n ci p al (dollars in thousands) December 31, 2020 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 54.5% $ (3,331) $ 296,669 Floating Rate Debt Senior unsecured term loan 1.647% [1] 2026 200,000 36.4% (1,075) 198,925 Unsecured revolving credit facility 1.250% [2] 2024 [3] 50,000 9.1% — [4] 50,000 1.568% 250,000 45.5% (1,075) 248,925 Total Debt 3.576% $ 550,000 100.0% $ (4,406) $ 545,594 $50,000 $300,000 $200,000 2021 2022 2023 2024 2025 2026 Debt Maturity Schedule

2021 Guidance 20 Full Year 2021 Guidance[1] (shares in thousands) Low High Net income $ 0.84 $ 0.86 Real estate related depreciation and amortization 0.56 0.56 (Gain) loss on sale of real estate — — Funds from Operations (FFO) 1.40 1.42 Normalized FFO $ 1.40 $ 1.42 Net income $ 0.84 $ 0.86 Real estate related depreciation and amortization 0.56 0.56 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.07 0.07 Straight-line rental income — — (Gain) loss on sale of real estate — — Funds Available for Distribution (FAD) 1.49 1.51 Normalized FAD $ 1.49 $ 1.51 Weighted average shares outstanding: Diluted 95,557 95,557 Notes: [1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments beyond those completed or announced to date, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 1.25% CPI-based rent escalators under CareTrust's long-term net leases. It does not contemplate future negative impacts, if any, that are related to the COVID-19 pandemic, which are highly uncertain and cannot be predicted at this time. See “Glossary” for additional information.

21 Equity Capital Transactions Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] In connection with the entry into the equity distribution agreement and the commencement of the new $500.0 million ATM Program in March 2020 (the "New ATM Program") our “at-the-market” equity offering program pursuant to our prior equity distribution agreement, dated as of March 4, 2019, was terminated (the "Prior ATM Program"). There was no Prior ATM Program or New ATM Program activity for the twelve months ended December 31, 2020. As of December 31, 2020, CareTrust REIT had $500.0 million available for future issuances under the New ATM Program. Follow-On Equity Offering Activity At-the-Market Offering Activity 2015 2016 2019[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 6,641 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] $ 23.35 Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 $ 155,073 2016 2017 2018 2019 2020[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 924 10,574 10,265 2,459 — — — — — Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ — $ — $ — $ — Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ — $ — $ — $ —

Other Financial Highlights 22 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See “Glossary” for additional information. Dividend History Normalized FFO Payout Ratio [1][2] $0.16 $0.16 $0.16 $0.17 $0.17 $0.17 $0.17 $0.185 $0.185 $0.185 $0.185 $0.205 $0.205 $0.205 $0.205 $0.225 $0.225 $0.225 $0.225 $0.25 $0.25 $0.25 $0.25 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /1 8 9/ 30 /1 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 64% 80% 64% 63% 63% 60.7% 60.7% 63.8% 66.1% 66.1% 59.7% 64.1% 64.1% 64.1% 64.1% 70.3% 64.3% 64.3% 66.2% 73.5% 73.5% 73.5% 69.4% 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20

Other Financial Highlights (continued) Normalized FFO per Share [1] Normalized FFO [1] Notes: [1] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See “Glossary” for additional information. $0.25 $0.20 $0.25 $0.27 $0.27 $0.28 $0.28 $0.29 $0.28 $0.28 $0.31 $0.32 $0.32 $0.32 $0.32 $0.32 $0.35 $0.35 $0.34 $0.34 $0.34 $0.34 $0.36 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 $7,934 $7,731 $12,021 $13,098 $15,498 $16,258 $17,160 $19,331 $20,622 $21,028 $23,639 $24,105 $24,532 $25,840 $27,059 $27,937 $33,119 $33,590 $32,528 $32,308 $32,127 $32,477 $34,231 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 23

Glossary 24 Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations. EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended September 30, 2020 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended September 30, 2020 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt minus cash, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments, amortization of deferred financing fees and stock-based compensation expense.[2] Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] HHS Relief Funds Provider relief funds distributed by the Department of Health and Human Services as part of the CARES act to support healthcare providers battle against the COVID-19 outbreak. Healthcare providers received four payments over three phases of general distributions. Does not include funds as part of Medicaid's Federal Medical Assistance Percentage ("FMAP") or Medicare's Sequestration "Holiday".

Glossary 25 Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain real estate impairment charges, provision for loans, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain provision for loans, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue and lease restructuring and property operating expenses.[2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain provision for loans, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue and property operating expenses.[2] Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance.

Grapevine Medical Lodge (Grapevine, TX)